INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE.

NUMBER

SHARES

# MassRoots, Inc.

SPECIMEN

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

Fully paid and non-assessable shares of **MassRoots, Inc.** Common Stock transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

MassRoots, Inc. Corporate Seal Delaware

PRESIDENT

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

Countersigned by **PACIFIC STOCK TRANSFER COMPANY**
Las Vegas, Nevada

Authorized Signature

Exhibit 4.1

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

| | | |
|---|---|---|
| TEN COM | -as tenants in common | UNIF GIFT MIN ACT..........................Custodian......................... |
| | | (Cust) (Minor) |
| TEN ENT | -as tenants by the entireties | |
| JT TEN | - as joint tenants with the right of survivorship and not as tenants in common | Act..................................................... |
| | | (State) |

Additional abbreviations may also be used though not in the above list.

*For value received,*________________________________________*hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________

____________________________________________________________

____________________________________________________________

--------------------------------------------------------------------------- *shares*

*of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint*

____________________________________________________*, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.*

*Dated* _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

**X**__________________________________________________________

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions)

SIGNATURE GUARANTEED:

**TRANSFER FEE WILL APPLY**